                                 SCHEDULE; 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the registrant [X]

Filed by a party other than the registrant []


Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c)(c)or Rule 14a-12

                                Jason Incorporated
                    (Name of Registrant as Specified In Its Charter)

                                   Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(l)
         and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:
[ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filng.

        (1) Amount previously paid:
        (2) Form, schedule or registration statement no.:
        (3) Filing party:
        (4) Date filed:

                             JASON INCORPORATED
                          411 EAST WISCONSIN AVENUE
                                 SUITE 2500
                         MILWAUKEE, WISCONSIN 53202

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The Annual Meeting of Shareholders of Jason Incorporated will be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Wednesday, April 23, 1997, at 10 a.m. for the following purposes:

        1. To elect directors.

        2. To ratify the appointment of Price Waterhouse LLP, independent accountants, as auditors of the Company for its fiscal year 1997.

        3. To transact any other business as may properly come before the meeting and any adjournment or adjournments thereof.

        The transfer books of the Company will not be closed for the Annual Meeting. Shareholders of record at the close of business on March 3, 1997, are entitled to receive notice of, and to vote at, the meeting.

        All shareholders are cordially invited to attend the meeting in person, if possible. Shareholders who are unable to be present in person are requested to execute and return promptly, in the enclosed envelope, the accompanying Proxy which is solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by Proxy, is important to ensure a quorum. If you return the Proxy, you still may vote your shares in person by giving written notice (by subsequent Proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.

                        By Order of the Board of Directors


                        Mark Train, Secretary

Milwaukee, Wisconsin
March 14, 1997

                             JASON INCORPORATED
                          411 EAST WISCONSIN AVENUE
                                 SUITE 2500
                         MILWAUKEE, WISCONSIN 53202

           PROXY STATEMENT FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Jason Incorporated (the "Company") to be voted at the Annual Meeting of Shareholders to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin at 10 a.m. on Wednesday, April 23, 1997, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of Proxy to shareholders will take place on or about March 14, 1997.


                             GENERAL INFORMATION

        The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the Proxy will vote on such matters in accordance with their judgment. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated Proxy or a vote in person at the Annual Meeting. Shares represented by properly executed Proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the election of the directors listed in the enclosed Proxy and (2) in FAVOR of the ratification of Price Waterhouse as independent accountants for fiscal year 1997.

        Only holders of the common stock of the Company (the "Common Stock") whose names appear of record on the books of the Company at the close of business on March 3, 1997, are entitled to vote at the meeting. On that date, the only outstanding shares of capital stock of the Company were 20,159,573 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be presented at the meeting. A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. If a quorum exists, the election of each nominee for director requires the affirmative vote of a majority of the votes represented at the meeting. A withheld vote for any nominee shall count toward the quorum requirement and shall have the effect of a vote against the nominee's election. The Inspector of Election appointed by the Board of Directors shall determine the presence of a quorum and tabulate the results of shareholder voting.

                            ELECTION OF DIRECTORS

        Pursuant to the authority contained in the By-Laws of the Company, the Board of Directors has established the number of directors to be six. The Board of Directors has nominated Vincent Martin, Mark Train, Wayne Oldenburg, Frank Jones, Wayne Fethke and David Drury for election as directors, all to serve until the 1998 Annual Meeting of Shareholders.

        As indicated below, all six persons nominated by the Board of Directors are incumbent directors. The Company anticipates that all of the nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, Proxies will be voted for any substitute nominee designated by the Company (except where a Proxy withholds authority with respect to the election of directors).

        The Board of Directors held five meetings during the Company's fiscal year ended December 27, 1996.




                                 COMMITTEES


        The Company has both Audit and Compensation Committees of directors. The Board's Audit Committee is comprised of David Drury (Chairman), Wayne Fethke, Wayne Oldenburg and Frank Jones. The responsibilities of the Audit Committee, in addition to such other duties as may be specified by the Board of Directors, include the following: (1) recommendation to the Board of Directors of independent accountants for the Company; (2) review of the timing, scope and results of the independent accountants' audit examination; and (3) review of periodic comments and recommendations by the independent accountants and of the Company's response thereto regarding the adequacy of internal accounting controls. The Audit Committee met three times in the fiscal year ended
December 27, 1996.

       The Board's Compensation Committee is comprised of Wayne Fethke (Chairman), Wayne Oldenburg, Frank Jones and David Drury. The responsibility of the Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, is to make recommendations to the Board of Directors with respect to compensation for the executive officers, the stock option program and the management incentive compensation program. The Compensation Committee met once in the fiscal year ended December 27, 1996.
No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served, if any.

                     NOMINEES FOR ELECTION AS DIRECTORS


VINCENT MARTIN
        Age: 57; Elected Director: 1985; Present Term Ends: 1997 Annual Meeting; Shares Beneficially Owned: 4,943,809

        Mr. Martin has been Chairman and Chief Executive Officer since the 1996 Annual Meeting. Mr. Martin was President of the Company and has been a director since it was formed in November, 1985. Mr. Martin is a director of Modine Manufacturing Company.

MARK TRAIN
        Age: 55; Elected Director: 1985; Present Term Ends: 1997 Annual Meeting; Shares Beneficially Owned: 3,468,609


        Mr. Train has been President and Secretary since the 1996 Annual Meeting. Mr. Train was Executive Vice President, Secretary and Treasurer of the Company and has been a director since it was formed in November, 1985. Mr. Train is a member of the American Institute of Certified Public Accountants.

WAYNE OLDENBURG
        Age: 50; Elected Director: 1987; Present Term Ends: 1997 Annual Meeting; Shares Beneficially Owned: 137,078

        Since 1981 Mr. Oldenburg has served as Chief Executive Officer of Oldenburg Group, Inc., a privately-held industrial manufacturing company.


FRANK JONES
        Age: 57; Elected Director: 1987;Present Term Ends: 1997 Annual Meeting; Shares Beneficially Owned: 83,186

        For the past nine years Mr. Jones has been an independent consultant in Tucson, Arizona. Mr. Jones is a director of Modine Manufacturing Company, Ingersoll International Incorporated, Star Cutter Co., Gardner Publications Inc. and General Tool Co. Inc.


DAVID DRURY
        Age: 48; Elected Director: 1989; Present Term Ends: 1997 Annual Meeting; Shares Beneficially Owned: 57,863

        Mr. Drury has served as President of Stolper-Fabralloy Co. LLC, a fabricator of gas turbine engine components, since October 1994. From January 1, 1994, through September 1994 Mr. Drury was an independent consultant in Milwaukee, Wisconsin. From November 1989 through December 1993, Mr. Drury was Executive Vice President of Oldenburg Group, Inc., a privately-held industrial manufacturing company. Prior to joining Oldenburg Group, Inc., Mr. Drury was with the public accounting firm of Price Waterhouse, most recently serving as Managing Partner of the Milwaukee office.


WAYNE FETHKE
        Age: 52; Elected Director: 1987; Present Term Ends: 1997 Annual Meeting; Shares Beneficially Owned: 56,773

        Mr. Fethke has served as Chief Executive Officer of Fiskars Consumer Products Group whose parent is Fiskars OY AB of Helsinki, Finland, since 1978. Fiskars is a manufacturer of consumer cutlery and power electronics.

                              EXECUTIVE OFFICERS

The executive officers of the Company are as follows:



Name                                       Title                                                                Age
----                                       -----                                                                ---
Vincent Martin                  Chairman of the Board and Chief Executive Officer                                57
Mark Train                      President and Secretary                                                          55
Larry Edwards                   Senior Vice President                                                            47
David Anderson                  Vice President                                                                   59
Michael Gubesch                 Vice President                                                                   56
Wendell Hung                    Vice President                                                                   55
James Muraski                   Vice President                                                                   54
Robert Sandberg                 Vice President                                                                   47
William Talbert                 Vice President                                                                   53
James Tyler                     Vice President                                                                   58
Howard Wolter                   Controller and Assistant Secretary                                               65




  The terms of office and past business experiences of Messrs. Martin and Train are described above.

LARRY EDWARDS, Senior Vice President

  Mr. Edwards has been Senior Vice President of the Company since December
1994 and a Vice President of the Company since July 1989. He is in charge of the Company's power generation business. Mr. Edwards has been with Braden Manufacturing since 1976 and held positions of Vice President of Operations and General Manager prior to Jason's acquisition of Braden in June 1989.


DAVID ANDERSON, Vice President

  Mr. Anderson was appointed a Vice President of the Company in January 1995 and is in charge of the Company's seating business. Mr. Anderson was President of this business under prior ownership from 1974 until it was acquired by the Company in January 1995.

MICHAEL GUBESCH, Vice President

  Mr. Gubesch was appointed a Vice President of the Company in May 1993 and is in charge of the Company's Janesville Products unit. Mr. Gubesch has been with Janesville Products since 1983 and was Vice President of Operations when Janesville Products was acquired by the Company in January 1986.

DR. WENDELL HUNG, Vice President

  Dr. Hung was appointed a Vice President of the Company in December 1994 and is in charge of the Company's heat recovery steam generator business. Dr. Hung was President of this business under prior ownership from 1985 until it was acquired by the Company in January 1994.

JAMES MURASKI, Vice President

  Mr. Muraski was appointed a Vice President of the Company in November
1993 and is in charge of the Company's precision components business. Mr. Muraski was President of this business under its prior ownership from August 1989 until this business was acquired by the Company in November 1993.

ROBERT SANDBERG, Vice President

  Mr. Sandberg was appointed a Vice President of the Company in December
1994 and is in charge of the Company's Sackner Products unit. Mr. Sandberg has been with Sackner Products since 1977 and was Vice President of Operations when it was acquired by the Company in June 1991.

WILLIAM TALBERT, Vice President

  Mr. Talbert has been with the Company since 1987 and was appointed a Vice President of the Company in February 1988. He is in charge of the Company's industrial buff and buffing compound business.

JAMES TYLER, Vice President

  Mr. Tyler has been a Vice President of the Company since its formation and is in charge of its industrial brush business.

HOWARD WOLTER, Controller and Assistant Secretary

  Mr. Wolter has been the Controller and Assistant Secretary of the Company since April 1989. Mr. Wolter has been with the Company since its formation.

                            EXECUTIVE COMPENSATION

        The following table sets forth summary information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the last three fiscal years ended December 27, 1996, to or on behalf of the Chief Executive Officer ("CEO") and the four most highly paid executive officers, other than the CEO (the "named executive officers"):



                          SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                       Long Term Compensation
                                          _________________________________________       _______________________________
                                                                                               Awards           Payouts
                                                                                               _______          _______
                                                                                               Securities
Name and                                                                   Other Annual        Underlying         LTIP
Principal Position          Year          Salary($)        Bonus($)*      Compensation($)**    Options/SARs(#) Payouts ($)***
------------------          ----          ---------        --------       -----------------    --------------- --------------
Vincent Martin              1996           $367,000         $     0             $6,000                0              0
  Chairman and CEO          1995            350,000          35,000              6,000                0              0
                            1994            330,000         155,294              6,120                0              0

Mark Train                  1996            348,000               0              6,000                0              0
  President and Secretary   1995            325,000          32,500              6,000                0              0
                            1994            305,000         143,529              6,120                0              0

David Anderson              1996            178,000         127,402              9,750                0              0
  Vice President            1995            170,000         170,000              9,750           50,000              0

James Muraski               1996            168,000          93,924              6,000           10,000              0
  Vice President            1995            160,000          82,367                                   0              0
                            1994            160,000               0                                   0              0

James Tyler                 1996            143,000         114,898              5,930                0         22,680
  Vice President            1995            138,000         138,000              6,000           10,000         25,200
                            1994            132,000         132,000              5,940                0         14,400



*   Bonus earned upon achievement of performance objectives. See
    "Compensation Committee Report."
** Company contributions under qualified employees' savings and profit sharing plan.
*** Long-term incentive plan (LTIP) payout consists of amounts paid under growth bonus program. See "Compensation Committee Report."

        The Company, by policy, provides that each of its officers, including the named executive officers, is entitled to receive their base salaries for one year after termination if the Company terminates their employment without cause. If termination is for cause, which includes gross negligence in the course of employment and other forms of misconduct, the salary continuation is forfeited. Mr. Anderson has a five year employment agreement which was effective upon the acquisition of Milsco Manufacturing Company on January 3, 1995.


        Directors of the Company, other than salaried employees of the Company, receive directors' fees of $15,000 per year and $750 per meeting. All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors.



                                STOCK OPTIONS

        On April 16, 1987, the Company adopted a nonqualified stock option plan, which was amended on April 25, 1991 (the "Plan"). The Plan provides for the grant to key employees and outside directors of the Company of options covering shares of Common Stock. The Plan is administered by the Board of Directors which has discretion to increase the number of shares covered by the Plan, select optionees, designate the number of shares to be covered by each option, establish vesting schedules, specify the amount and type of consideration to be paid to the Company on exercise, and to specify certain other terms of the options. The exercise price of options granted under the Plan must be at least 85% of the fair market value of the Common Stock on the date of grant.

        The Company has reserved 2,687,500 shares of Common Stock for issuance under the Plan subject to adjustment for certain dilutive events. At the end of fiscal 1996, options to purchase 1,557,214 shares were outstanding. During fiscal 1996, options were granted to purchase 165,500 shares of Common Stock at per share exercise prices of $6.50 to $7.50 and options for 37,280 shares were exercised at exercise prices of $1.29 to $6.08 per share. A total of 529,644 shares of Common Stock remain available for future grants under the Plan.

        The following table shows stock option grants for the named executive officers during the fiscal year ended December 27, 1996:


                       OPTION/SAR GRANTS IN FISCAL 1996





                                                                                               Potential Realizable Value at
                                                                                               Assumed Annual Rates of Stock
                                             Individual Grants                               Price Appreciation for Option Term
                  -----------------------------------------------------------------------    ----------------------------------
                     Number of
                    Securities
                    Underlying    % of Total Options/SARs      Exercise
                   Options/SARs     Granted to Employees        Price          Expiration
   Name             Granted (#)     in Fiscal Year            ($/Share)           Date                 5% ($)       10% ($)
   ----           ---------------  ---------------------      -----------      ------------          --------      --------
Vincent Martin              0              --                     --                 --                  --             --
Mark Train                  0              --                     --                 --                  --             --
David Anderson         10,000            6.23%                 $6.50            12/17/09             $57,567      $159,398
James Muraski          10,000            6.23%                 $6.50            12/17/09             $57,567      $159,398
James Tyler                 0              --                     --                 --                  --            --

The following table shows stock options exercised for the named executive officers during the fiscal year ended December 27, 1996:


                    AGGREGATED OPTION/SAR EXERCISES IN LAST
                     FISCAL YEAR AND FY-END OPTION VALUES



                                                                 Number of  Securities                  Value of Unexercised
                                                                Underlying Unexercised                      In-the-Money
                                                               Options/SARs at FY-End (#)            Options/SARs at FY-End ($)
                  Shares Acquired                              ---------------------------       --------------------------------
Name              on Exercise (#)      Value Realized ($)      Exercisable   Unexercisable         Exercisable      Unexercisable
----              ---------------      -------------------     ------------  -------------       --------------     -------------

Vincent Martin               0                       --               --               --                --             --
Mark Train                   0                       --               --               --                --             --
David Anderson               0                       --               --           60,000                --             $0
James Muraski                0                       --            87,500          47,500                $0             $0
James Tyler                  0                       --               --           22,500                --             $0





                        COMPENSATION COMMITTEE REPORT

        As is the case each year, the Compensation Committee reviewed the proposed 1997 salary and bonuses and the 1996 stock option grants for the executive officers at the Compensation Committee meeting on December 17, 1996. Base salaries for all executive officers are established at levels considered appropriate considering the scope of each officer's responsibilities. The proposed salary levels were compared to nationally recognized published compensation surveys and in each case, the proposed salary levels were in line with or below the average salary levels in the report for comparable positions of responsibility.

        A significant amount of the total compensation of Mr. Martin and each other executive officer is dependent on the performance of the Company. Presidents of the Company's operating divisions (including Messrs. Anderson, Muraski and Tyler) earn bonuses equal to a stated percentage of their base salary based on the return on average capital employed for their respective divisions. The other corporate officer, the Controller, earns a bonus based on the Company's net income. For competitive reasons, the Committee has determined not to specify the target return rates. Executive officers other than Messrs. Martin and Train can elect, at the beginning of each fiscal year, to defer 25% of their bonus into a growth bonus program for three years. They receive interest on their deferred amounts plus a growth bonus equal to the four year compound annual growth in earnings per share (up to a maximum of 20%) calculated from a base equal to the earnings per share for the fiscal year ended just prior to election. This growth rate is multiplied by the maximum incentive bonus that could have been paid for the fiscal year of election.

        In fixing the stock option grants for fiscal 1996, the Committee considered the current stock holdings of each officer, their responsibilities and historical and anticipated future contributions to the Company's performance. The Committee believes that selective grants of stock options, along with the performance-based cash compensation described above, promote an identity of interest between the Company's officers and its shareholders.

        Because of the scope of their responsibilities as Chief Executive Officer and President, respectively, and given the substantial equity stake they each have in the Company, the Compensation Committee separately considers the compensation of Messrs. Martin and Train. Their salaries, like the other officers', are determined by reference to published compensation surveys, and their salary levels are in line with or below such published salary levels for comparable positions of responsibility. The Committee believes a significant portion of the total annual compensation of Messrs. Martin and Train should be directly tied to the Company's performance. Accordingly, Messrs. Martin and Train also earn cash bonuses based on an increase in earnings per share in the current fiscal year compared to the prior year. The bonuses for 1997 are earned if earnings per share exceed $0.45 and increase to a maximum of 100% of base salary if the Company's earnings per share are 50% above this amount, i.e., $0.67. The Committee considers earnings per share a meaningful objective standard by which to measure the Company's performance and the effectiveness of the efforts of Messrs. Martin and Train.

        The Compensation Committee is of the opinion that the compensation levels for the named executive officers are reasonable when compared to similar positions of responsibility and scope in similar industries and that an appropriate amount of total compensation is based on the performance of the Company, and therefore provides sufficient incentive for these individuals to attain improved results in the future.

                            COMPENSATION COMMITTEE
                            Wayne Fethke, Chairman
                                 David Drury
                                  Frank Jones
                               Wayne Oldenburg

                              STOCK PERFORMANCE

        The following chart tracks the value of $100 invested on January 1, 1992, in Jason Incorporated common stock compared to the change in the S&P 500 Index and the S&P Industrials Index. The chart shows that $100 invested five years ago in Jason Incorporated common stock was worth $84.64 at December 31, 1996, compared to $181.62 for the S&P 500 and $ 181.25 for the S&P Industrials
Index:

                              JASON INCORPORATED
                      STOCK PERFORMANCE COMPARED TO THE
                      S&P 500 AND S&P INDUSTRIALS INDEXS

                             [PERFORMANCE GRAPH]

VALUE OF $100 INVESTED ON 1/1/92

                    S&P       S&P
DATE     JASON      500       INDUSTRIALS
------   ------     ------    -----------
Jan-92   100        100       100
Feb-92   108.33     100.98    101.04
Mar-92   106.67      98.77     99.38
Apr-92   113.33     101.72    102.08
May-92   112.5      101.96    102.08
Jun-92   101.67     100       100
Jul-92   104.17     103.68    103.13
Aug-92   101.67     101.23    100
Sep-92   101.67     102.45    101.04
Oct-92    81.67      102.7    101.04
Nov-92    79.17     105.88    105.42
Dec-92    87.5      106.62    106.25
Jan-93    86.46      107.6    106.04
Feb-93    89.58     108.58    106.04
Mar-93    89.58     110.78    107.92
Apr-93    85.42     107.84    105.21
May-93    85.94     110.29    108.54
Jun-93    85.94     110.54    107.08
Jul-93    96.35     109.8     105.63
Aug-93   104.17     113.73    109.17
Sep-93   106.77     112.5     107.71
Oct-93   122.4      114.71    111.46
Nov-93   122.4      113.24    111.25
Dec-93   138.02     114.22    112.5
Jan-94   125        118.14    116.25
Feb-94   153.65     114.46    113.96
Mar-94   132.81     109.31    108.54
Apr-94   153.65     110.54    109.38
May-94   143.23     112.01    110.83
Jun-94   123.7      108.82    107.5
Jul-94   113.93     112.25    111.25
Aug-94   117.19     116.67    116.25
Sep-94   120.44     113.48    114.17
Oct-94   123.7      115.69    116.88
Nov-94   113.93     111.27    112.5
Dec-94   117.19     112.5     114.17
Jan-95   117.19     115.2     115.42
Feb-95   113.93     119.36    120
Mar-95   112.3      122.79    124.38
Apr-95   120.44     126.23    127.5
May-95   125.33     130.64    131.67
Jun-95   133.46     133.58    135.42
Jul-95   126.95     137.75    139.79
Aug-95   126.95     137.5     138.33
Sep-95   110.68     143.14    143.13
Oct-95    84.64     142.65    142.5
Nov-95    92.77     148.28    148.33
Dec-95    84.64     150.98    150.21
Jan-96    86.26     155.88    155.21
Feb-96    94.4      156.86    156.88
Mar-96    91.15     158.33    158.75
Apr-96    97.66     160.29    160.42
May-96   104.17     163.97    166.25
Jun-96   109.05     164.46    165.83
Jul-96   107.42     156.86    157.92
Aug-96    97.66     159.8     160.42
Sep-96    97.66     168.38    169.38
Oct-96    91.15     172.79    172.29
Nov-96    92.77     185.54    184.79
Dec-96    84.64     181.62    181.25

                              SECURITY OWNERSHIP

        The following table sets forth certain information with respect to (a) each person known to the Company to own beneficially more than 5% of the Company's Common Stock, (b) each director of the Company, (c) the named executive officers, and (d) all directors and officers as a group:





     Name and Address of                                Number of
     Beneficial Owner                                   Shares Owned                            Percent
     --------------------                               ------------                            -------

VINCENT MARTIN                                           4,943,809                               24.6%
  411 East Wisconsin Avenue, Suite 2500
  Milwaukee, WI 53202
MARK TRAIN                                               3,468,609                               17.2%
  411 East Wisconsin Avenue, Suite 2500
  Milwaukee, WI 53202
STATE OF WISCONSIN INVESTMENT BOARD                      1,992,175 (1)                            9.9%
  P.O. Box 7842
  Madison, WI 53707
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA              1,310,400 (2)                            6.5%
  751 Broad Street
  Newark, NJ 07102-3777
FLEMMING CAPITAL MANAGEMENT                              1,123,512 (3)                            5.7%
  1285 Avenue of the Americas
  New York, NY 10019
DAVID L. BABSON & COMPANY, INC.                          1,138,380 (4)                            5.6%
  One Memorial Drive
  Cambridge, MA 02142-1300
JAMES TYLER                                                426,117 (5)                            2.1%
  5401 Hamilton Avenue
  Cleveland, OH 44114
JAMES MURASKI                                              152,195 (6)                            (13)
  625 Walnut Ridge Drive, Suite 107
  Hartland, WI 53029
WAYNE OLDENBURG                                            137,078 (7)                            (13)
  8600 West Bradley Road
  Milwaukee, WI 53224
FRANK JONES                                                 83,186 (8)                            (13)
  6740 North St. Andrews Drive
  Tucson, AZ 85718
DAVID ANDERSON                                              86,002 (9)                            (13)
  9009 N. 51st Street
  Milwaukee, WI 53223
DAVID DRURY                                                 57,863 (10)                           (13)
  115 North Janacek Road
  Brookfield, WI 53045
WAYNE FETHKE                                                56,773 (11)                           (13)
  636 Science Drive
  Madison, WI  53711
All directors and officers as a group                    9,956,662 (12)                          49.4%
  (fifteen persons)
----------

(1)  The State of Wisconsin Investment Board has reported to the Company that a
     Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1996, it had sole power to vote 1,992,175 shares.
(2) The Prudential Insurance Company of America has reported to the Company that a Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1996 it had sole power to vote 994,500 shares and shared power to vote 315,900 shares.
(3) Flemming Capital Management has reported to the Company that a Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1996, it had shared power to vote 1,123,512 shares.
(4) David L. Babson & Company, Inc. has reported to the Company that a Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1996, it had sole power to vote 751,897 shares and shared power to vote 386,483 shares.
(5)  Includes options to purchase 22,500 shares.
(6)  Includes options to purchase 135,000 shares.
(7)  Includes options to purchase 17,813 shares.
(8)  Includes options to purchase 66,154 shares.
(9)  Includes options to purchase 60,000 shares.
(10) Includes options to purchase 41,837 shares.
(11) Includes options to purchase 48,576 shares.
(12) Includes options to purchase 865,368 shares.
(13) Less than 1%.

                             CERTAIN TRANSACTIONS

        Messrs. Martin and Train have entered into a voting agreement pursuant to which each has agreed to vote his shares for the election of one director nominated by the other. The agreement expires on April 14, 1997. The agreement does not affect their ability to vote their stock on any other matter or for additional directors.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders ar e required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                        BOARD OF DIRECTORS PROPOSAL TO
                RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has appointed Price Waterhouse LLP as independent certified public accountants to examine the financial statements of the Company for the 1997 fiscal year. Unless otherwise directed, the Proxy will be voted in favor of the ratification of such appointment.

        Although this appointment is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment. If shareholder ratification is not received, the Board will reconsider the appointment.

        Price Waterhouse LLP has served as auditors for the Company since its formation in 1986. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will be provided an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

                      PROPOSALS FOR 1998 ANNUAL MEETING

        Any shareholder who desires to submit a proposal for the 1998 Proxy Statement and Annual Meeting should submit the proposal in writing to Vincent Martin, Chairman and Chief Executive Officer, Jason Incorporated, 411 East Wisconsin Avenue, Suite 2500, Milwaukee, Wisconsin 53202. The Company must receive a proposal by November 14, 1997, in order to consider it for inclusion in the 1998 Proxy Statement.


                           EXPENSES OF SOLICITATION

        The cost of this solicitation of Proxies will be paid by the Company. It is anticipated that the Proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.

                                ANNUAL REPORT

        A copy of the 1996 Annual Report of the Company accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the year 1996 will be provided without charge on written request of any shareholder whose Proxy is being solicited by the Board of Directors. The written request should be directed to: Corporate Secretary, Jason Incorporated, 411 East Wisconsin Avenue, Suite 2500, Milwaukee, Wisconsin 53202.


                                     By Order of the Board of Directors


                                     Mark Train, Secretary
Milwaukee, Wisconsin
March 14, 1997

                               JASON INCORPORATED
            411 East Wisconsin Avenue . Suite 2500 . Milwaukee,WI 53202
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersignd hereby appoints Vincent Martin and Mark Train, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Jason Incorporated held of record by the undersigned on March 3, 1997, and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 23, 1997 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

     Properly executed Proxies received by the Company will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all six nominees listed for director and FOR Proposal 2. If other matters properly come before the meeting, this Proxy will be voted in accordance with the best judgement of the Proxies appointed.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith dated
March 14, 1997.


           - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -


                      JASON INCORPORATED ANNUAL MEETING


______                                                                                                           ______


                                   1-Vincent Martin, 2-Mark Train, 3-Frank Jones,
1. ELECTION OF DIRECTORS:          4-Wayne Oldenburg, 5-Wayne Fethke, 6-David Drury              [] FOR   [] WITHHOLD

                                                                                                   ____________________
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the
nominee(s) in the box provided to the right.)                                                      ____________________

2. TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
   OF THE COMPANY FOR THE FISCAL YEAR 1997.                                                    [] FOR   [] AGAINST  [] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Change?                         Date_________________________                             NO. OF SHARES
MARK BOX        []
Indicate changes below                                                                  ____________________________________


                                                                                        ____________________________________

                                                                                        SIGNATURE(S) IN BOX
                                                                                        Please sign exactly as your name
                                                                                        appears hereon. When shares are held by
                                                                                        joint tenants, both should sign.  When
                                                                                        signing as attorney, executor,
                                                                                        administrator, trustee or guardian,
                                                                                        please give full title as such. If a
                                                                                        corporation please sign in full
                                                                                        corporate name by President or other
                                                                                        authorized officer. If a partnership, please
                                                                                        sign in partnership name by an
                                                                                        authorized person.


________

